SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 11, 2004

Alloy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26023	04-3310676

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 26th Street, 11th Floor, New York, New York		10001

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 244-4307

Item 5. Other Events.
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE
PRESS RELEASE

Item 5. Other Events.

On May 11 and 12, 2004, Alloy, Inc. (the “Company”) issued the press releases attached hereto as Exhibits 99.1 and 99.2, respectively.

Exhibit
Number	Description
99.1	Press release dated May 11, 2004.
99.2	Press release dated May 12, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOY, INC.

(Registrant)

Date: May 14, 2004	/s/ Samuel A. Gradess

Samuel A. Gradess, Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated May 11, 2004.
99.2	Press release dated May 12, 2004.

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